UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2003

SCICLONE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

California	0-19825	94-3116852
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer) Identification No.)

901 Mariner’s Island Blvd., Suite 205
San Mateo, California 94404
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 358-3456

Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURES
Exhibit 99.1

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

Exhibit	Description

99.1	Press Release issued by SciClone Pharmaceuticals, Inc., dated July 28, 2003, announcing financial results for the second quarter of fiscal year 2003.

Item 12. Results of Operations and Financial Condition.

     On July 28, 2003, SciClone Pharmaceuticals, Inc. (the “Company”) issued a press release announcing its financial results for the second quarter of fiscal year 2003. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information in this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 12 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCICLONE PHARMACEUTICALS, INC.

Dated: July 28, 2003

/s/Richard A. Waldron

Richard A. Waldron Chief Financial Officer